UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2008

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Cross Country Healthcare, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment 1 is being filed to furnish: 1) audited financial statements of the acquired company as required by Rule 3-05(b) of Regulation S-X; and 2) pro forma financial information as required by Article 11 of Regulation S-X, both in connection with the transaction described in Item 2.01 of this Current Report on Form 8-K, originally filed on September 11, 2008.

Item 9.01

Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

Consolidated Financial Statements of MDA Holdings, Inc. and Subsidiaries for the years ending December 31, 2007 and 2006 with the Report of Independent Auditor are filed as Exhibit 99.1 to this Current Report.

Consolidated Financial Statements of Jamestown Indemnity, Ltd. for the years ending December 31, 2007 and 2006 with the Report of Independent Auditor are filed as Exhibit 99.2 to this Current Report on Form 8-K.

Unaudited Consolidated Financial Statements of MDA Holdings, Inc. and Subsidiaries for the six months ending June 30, 2008 and 2007 are filed as Exhibit 99.3 to this Current Report.

(b)  Pro forma financial information

The Unaudited Pro Forma Consolidated Financial Information of Cross Country Healthcare, Inc. and MDA for the three months ended March 31, 2008, the six months ended June 30, 2008, as of June 30, 2008, the nine months ended September 30, 2008 and for the year ended December 31, 2007 are filed as Exhibit 99.4 to this Current Report on Form 8-K.

(d)  Exhibits

Exhibit	Description
1.01*	Credit Agreement, dated November 10, 2005 and Amended and Restated as of September 9, 2008, by and among Cross Country Healthcare, Inc. as Borrower and the Lenders referenced therein
10.1**

Purchase Agreement, dated as of July 22, 2008, by and among Cross Country Healthcare, Inc., StoneCo H, Inc., MDA Holdings, Inc., Medical Doctor Associates, Inc., Allied Health Group, Inc., Credent Verification and Licensing Services, Inc. and Jamestown Indemnity, Ltd., and MDA Employee Stock Ownership and 401(k) Plan – ESOP Component Trust

23.1	Consent of Moore and Cubbedge LLP
23.2	Consent of Grant Thornton
99.1	Consolidated Financial Statements of MDA Holdings, Inc. and Subsidiaries for the years ending December 31, 2007 and 2006 with Report of Independent Auditor
99.2	Consolidated Financial Statements of Jamestown Indemnity, Ltd. for the years ending December 31, 2007 and 2006 with Report of Independent Auditor
99.3	Unaudited Consolidated Financial Statements of MDA Holdings, Inc. and Subsidiaries for the six months ending June 30, 2008 and 2007
99.4

The Unaudited Pro Forma Consolidated Financial Information of Cross Country Healthcare, Inc. and MDA for the three months ended March 31, 2008, the six months ended June 30, 2008, as of June 30, 2008, the nine months ended September 30, 2008 and for the year ended December 31, 2007

———————

*

Previously filed as an exhibit to the Company’s Form 8-K dated September 9, 2009, and incorporated by reference herein.

**

Previously filed as an exhibit to the Company’s Form 8-K dated July 22, 2009, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ EMIL HENSEL
Emil Hensel Chief Financial Officer

Dated:  November 25, 2008

LINKS

Item 9.01 Financial Statements and Exhibits